UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2021

GO Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39424	85-1429879
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

450 W 14th Street
New York, NY	10014
(Address of principal executive offices)	(Zip Code)

(212) 883-4330
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	GOAC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	GOAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GOAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 20, 2021, a purported stockholder of GO Acquisition Corp. (the “Company”) filed a complaint in the United States District Court for the Southern District of New York (the “Complaint”) against the Company, GO Acquisition Founder LLC, the Company’s founders and the Company’s independent directors (collectively, the “Defendants”) alleging breach of certain provisions of the Investment Company Act of 1940 (the “ICA”). The Complaint generally asserts that the Company is subject to the ICA because, among other allegations, the Company invested the proceeds of its initial public offering in securities of the United States government and shares of money market mutual funds. Stemming from this assertion, the Complaint alleges that the contracts pursuant to which certain Defendants purchased the Company’s securities violate the ICA and that such purchases constitute payments that were in breach of the Defendants’ fiduciary duties under the ICA. The Complaint generally seeks a declaratory judgment stating that the Company is an investment company under the ICA, rescission of contracts whose formation and performance violate the ICA and unspecified damages for breach of the Defendants’ fiduciary obligations under the ICA. The Defendants believe the claims asserted in the Complaint are without merit and intend to vigorously defend this action.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the Defendants’ belief that the claims asserted are meritless and the Defendants’ intention to vigorously defend the action. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward looking statements in this report. You should carefully consider these and the other risks and uncertainties described in the Company’s annual report on Form 10-K and other documents the Company has filed with the SEC. Those filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations. The inclusion of any statement in this report does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GO ACQUISITION CORP.

By:	/s/ Alejandro San Miguel
Name:	Alejandro San Miguel
Title:	Vice President and Secretary

Date: September 7, 2021

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